AAM Brentview Dividend Growth ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Communication Services - 5.6%
Alphabet, Inc. - Class A	764	$ 272,083
T-Mobile US, Inc.	501	86,528
		358,611

Consumer Discretionary - 4.4%
Lowe's Cos., Inc.	598	124,270
TJX Companies, Inc.	1,014	159,543
		283,813

Consumer Staples - 6.9%
Costco Wholesale Corp.	133	126,601
PepsiCo, Inc.	650	90,714
Philip Morris International, Inc.	1,169	223,069
		440,384

Energy - 6.1%
Chevron Corp.	1,144	225,174
Targa Resources Corp.	611	165,196
		390,370

Financials - 14.6%
Blackrock, Inc.	104	113,401
CME Group, Inc.	468	125,326
JPMorgan Chase & Co.	728	256,103
Marsh & McLennan Companies, Inc.	494	93,707
Morgan Stanley	891	187,484
Visa, Inc. - Class A	442	161,829
		937,850

Health Care - 10.7%
Eli Lilly & Co.	164	188,410
GSK PLC - ADR	2,679	138,477
Johnson & Johnson	811	207,900
McKesson Corp.	182	155,827
		690,614

Industrials - 13.4%
Mueller Industries, Inc.	2,510	166,689
Parker-Hannifin Corp.	162	158,198
Trane Technologies PLC	501	227,930
Union Pacific Corp.	576	168,267
Waste Management, Inc.	625	141,594
		862,678

Information Technology - 20.0%
Apple, Inc.	1,221	377,179
Broadcom, Inc.	540	210,211
Lam Research Corp. (a)	517	151,491
Microsoft Corp.	936	434,978
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	279	112,786
		1,286,645

Materials - 4.0%
CRH PLC	988		93,870
Linde PLC	338		161,692
			255,562

Real Estate - 3.5%
Realty Income Corp.	1,377		87,949
Welltower, Inc.	592		138,788
			226,737

Utilities - 6.4%
Constellation Energy Corp.	416		109,304
NextEra Energy, Inc.	1,865		162,106
WEC Energy Group, Inc.	1,268		138,744
			410,154
TOTAL COMMON STOCKS (Cost $5,487,754)			6,143,418

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.4%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (b)	282,416		282,416
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $282,416)			282,416

MONEY MARKET FUNDS - 2.5%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.65% (b)	161,060		161,060
TOTAL MONEY MARKET FUNDS (Cost $161,060)			161,060

TOTAL INVESTMENTS - 102.5% (Cost $5,931,230)			6,586,894
Liabilities in Excess of Other Assets - (2.5)%		(0.02472)	(158,875)
TOTAL NET ASSETS - 100.0%			$ 6,428,019

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $125,999.
(b)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

AAM Brentview Dividend Growth ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 6,143,418	$ –	$ –	$ 6,143,418
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	282,416
Money Market Funds	161,060	–	–	161,060
Total Investments	$ 6,304,478	$ –	$ –	$ 6,586,894

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.